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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (Date of earliest event reported):     JULY 8, 1999



                            KANEB PIPE LINE PARTNERS, L.P.
                  (Exact name of registrant as specified in charter)



              DELAWARE                 001-10311              75-2287571
      (State of Organization)    (Commission File No.)     (I.R.S. Employer
                                                          Identification No.)


      2435 NORTH CENTRAL EXPRESSWAY
           RICHARDSON, TEXAS                                    75080
 (Address of Principal Executive Offices)                     (Zip Code)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (972) 699-4000


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ITEM 5.  OTHER EVENTS

     The Registrant has filed a preliminary prospectus supplement and a prospectus with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 relating to the offer and sale of 2,250,000 units of limited partnership interests. Salomon Smith Barney, A.G. Edwards & Sons, Inc. and PaineWebber Incorporated are the managing underwriters for the offering. The preliminary prospectus supplement and the prospectus are included as Exhibit 99.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)

     99.1 -- Preliminary prospectus supplement dated July 8, 1999 and prospectus dated June 25, 1999.



                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KANEB PIPE LINE PARTNERS, L.P., by
                                   Kaneb Pipe Line Company, as General Partner



                                   By:           MICHAEL R. BAKKE
                                        Michael R. Bakke, Assistant Controller

                                       KPL-1
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                                    EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------

99. Preliminary prospectus supplement dated July 8, 1999 and prospectus dated June 25, 1999.

                                       KPL-2